UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2024

HAYMAKER ACQUISITION CORP. 4

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41757	86-2213850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Avenue, Floor 5

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	HYAC U	The New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	HYAC	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	HYAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2024, Haymaker Acquisition Corp. 4 (the “Company”) received a letter of resignation from Andrew R. Heyer to resign as a director, Chief Executive Officer and chairman of the Company, effective immediately. His resignation was not due to any disagreement with the Company, and was not related to health concerns. After his resignation, he will serve as vice president of the Company.

On the same day, the board of directors of the Company appointed Christopher Bradley, who concurrently serves as Chief Financial Officer and secretary of the Company, as a director, Chief Executive Officer and chairman of the Company. Mr. Bradley is filling the vacancy resulting from Mr. Heyer’s resignation as a Class III director of the Company and his term of office will expire at the Company’s third annual general meeting, or until the election and qualification of his successor, subject to her earlier death, resignation or removal.

There are no family relationships between Mr. Bradley and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Mr. Bradley that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYMAKER ACQUISITION CORP. 4

	By:	/s/ Christopher Bradley
		Name:	Christopher Bradley
		Title:	Chief Executive Officer and Chief Financial Officer

Dated: November 8, 2024